KOPP FUNDS, INC.

Prospectus Supplement

To Prospectuses Dated January 30, 2006

Kopp Emerging Growth Fund

Kopp Total Quality Management Fund

On September 12, 2006, Kopp Investment Advisors, LLC, the investment adviser to Kopp Funds, Inc. (“Kopp Funds”), entered into an agreement with American Century Investment Management, Inc. (“American Century”) that contemplates that the Kopp Emerging Growth Fund and the Kopp Total Quality Management Fund (the “Funds”), each a series of Kopp Funds, will be reorganized with and into two American Century funds.  The agreement is subject to a number of conditions, including the separate approval of agreements and plans of reorganization (the “Reorganization Agreements”) by shareholders of the Funds at a special shareholders meeting to be held on or about January 12, 2007 (the “Special Meeting”).

The Reorganization Agreements provide that the Kopp Emerging Growth Fund will be reorganized into the American Century New Opportunities II Fund, a series of American Century Mutual Funds, Inc., and the Kopp Total Quality Management Fund will be reorganized into the American Century Equity Growth Fund, a series of American Century Quantitative Equity Funds, Inc.  The Reorganization Agreements have been unanimously approved by each board of directors of Kopp Funds, American Century Mutual Funds, Inc. and American Century Quantitative Equity Funds, Inc.

At the Special Meeting, shareholders of the Kopp Emerging Growth Fund will also be asked to approve a subadvisory agreement appointing American Century as subadvisor to the Kopp Emerging Growth Fund for purposes of transitioning the portfolio prior to the reorganization.  This subadvisory arrangement, which has been approved by the board of directors of Kopp Funds, will take effect following shareholder approval of the reorganization and the subadvisory agreement.

Additional details regarding the Special Meeting will be contained in a combined proxy statement/prospectus to be mailed to shareholders of the Funds in advance of the Special Meeting.

The date of this Prospectus Supplement is September 13, 2006.

Please keep this Prospectus Supplement with your records.